Exhibit M

Narrative for the Hypothetical Illustration 1

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$8,315.86
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$666.87
-
Mortality and Expense Charge***	$117.28
+
Hypothetical Rate of Return****	$(69.43)
=

Accumulated Value at the end of contract year 5	$10,204.28

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$55.46
2	$55.48
3	$55.50
4	$55.52
5	$55.54
6	$55.56
7	$55.58
8	$55.60
9	$55.62
10	$55.65
11	$55.67
12	$55.69

Total	$666.87

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$10.18
2	$10.10
3	$10.03
4	$9.96
5	$9.88
6	$9.81
7	$9.74
8	$9.66
9	$9.59
10	$9.52
11	$9.44
12	$9.37

Total	$117.28

****	The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$(6.03)
2	$(5.98)
3	$(5.94)
4	$(5.89)
5	$(5.85)
6	$(5.81)
7	$(5.76)
8	$(5.72)
9	$(5.68)
10	$(5.63)
11	$(5.59)
12	$(5.55)

Total	$(69.43)

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$10,204.28
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$6,892.28

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$8,419.54
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$595.93
-
Mortality and Expense Charge***	$102.70
+
Hypothetical Rate of Return****	$(70.44)
=

Accumulated Value at the end of contract year 5	$10,392.47

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$49.57
2	$49.58
3	$49.60
4	$49.62
5	$49.64
6	$49.65
7	$49.67
8	$49.69
9	$49.70
10	$49.72
11	$49.74
12	$49.75

Total	$595.93

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$8.88
2	$8.82
3	$8.76
4	$8.70
5	$8.64
6	$8.59
7	$8.53
8	$8.47
9	$8.41
10	$8.36
11	$8.30
12	$8.24

Total	$102.70

****	The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	(6.09)
2	(6.05)
3	(6.01)
4	(5.97)
5	(5.93)
6	(5.89)
7	(5.85)
8	(5.81)
9	(5.77)
10	(5.73)
11	(5.69)
12	(5.65)

Total	(70.44)

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$10,392.47
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$7,080.47

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 2

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$8,256.91
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$700.20
-
Mortality and Expense Charge***	$116.47
+
Hypothetical Rate of Return****	$(68.94)
=

Accumulated Value at the end of contract year 5	$10,113.30

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$58.35
2	$58.35
3	$58.35
4	$58.35
5	$58.35
6	$58.35
7	$58.35
8	$58.35
9	$58.35
10	$58.35
11	$58.35
12	$58.35

Total	$700.20

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$10.12
2	$10.05
3	$9.97
4	$9.89
5	$9.82
6	$9.74
7	$9.67
8	$9.59
9	$9.52
10	$9.44
11	$9.37
12	$9.29

Total	$116.47

****	The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$(5.99)
2	$(5.95)
3	$(5.90)
4	$(5.86)
5	$(5.81)
6	$(5.77)
7	$(5.72)
8	$(5.68)
9	$(5.63)
10	$(5.59)
11	$(5.54)
12	$(5.50)

Total	$(68.94)

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$10,113.30
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$6,801.30

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$8,362.36
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$626.16
-
Mortality and Expense Charge***	$102.01
+
Hypothetical Rate of Return****	$(69.92)
=

Accumulated Value at the end of contract year 5	$10,306.27

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$52.18
2	$52.18
3	$52.18
4	$52.18
5	$52.18
6	$52.18
7	$52.18
8	$52.18
9	$52.18
10	$52.18
11	$52.18
12	$52.18

Total	$626.16

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$8.83
2	$8.77
3	$8.71
4	$8.65
5	$8.59
6	$8.53
7	$8.47
8	$8.41
9	$8.35
10	$8.29
11	$8.23
12	$8.18

Total	$102.01

****	The hypothetical rate of return is 0%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$(6.05)
2	$(6.01)
3	$(5.97)
4	$(5.93)
5	$(5.89)
6	$(5.85)
7	$(5.81)
8	$(5.77)
9	$(5.72)
10	$(5.68)
11	$(5.64)
12	$(5.60)

Total	$(69.92)

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$10,306.27
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$6,994.27

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 3

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$9,734.65
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$661.44
-
Mortality and Expense Charge***	$136.32
+
Hypothetical Rate of Return****	$647.23
=

Accumulated Value at the end of contract year 5	$12,326.12

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$55.09
2	$55.09
3	$55.10
4	$55.11
5	$55.11
6	$55.12
7	$55.12
8	$55.13
9	$55.13
10	$55.14
11	$55.15
12	$55.15

Total	$661.44

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$11.47
2	$11.45
3	$11.43
4	$11.41
5	$11.39
6	$11.37
7	$11.35
8	$11.33
9	$11.31
10	$11.29
11	$11.27
12	$11.25

Total	$136.32

****	The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$54.45
2	$54.36
3	$54.26
4	$54.17
5	$54.08
6	$53.98
7	$53.89
8	$53.80
9	$53.70
10	$53.61
11	$53.51
12	$53.42

Total	$647.23

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$12,326.12
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$9,014.12

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$9,850.23
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$591.03
-
Mortality and Expense Charge***	$119.34
+
Hypothetical Rate of Return****	$655.93
=

Accumulated Value at the end of contract year 5	$12,537.79

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$49.24
2	$49.24
3	$49.24
4	$49.24
5	$49.25
6	$49.25
7	$49.25
8	$49.26
9	$49.26
10	$49.26
11	$49.27
12	$49.27

Total	$591.03

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$10.00
2	$9.99
3	$9.98
4	$9.97
5	$9.96
6	$9.95
7	$9.94
8	$9.93
9	$9.92
10	$9.91
11	$9.90
12	$9.89

Total	$119.34

****	The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$54.98
2	$54.92
3	$54.87
4	$54.81
5	$54.75
6	$54.69
7	$54.63
8	$54.57
9	$54.51
10	$54.46
11	$54.40
12	$54.34

Total	$655.93

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$12,537.79
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$9,225.79

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 4

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$9,664.23
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$700.20
-
Mortality and Expense Charge***	$135.37
+
Hypothetical Rate of Return****	$642.38
=

Accumulated Value at the end of contract year 5	$12,213.04

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$58.35
2	$58.35
3	$58.35
4	$58.35
5	$58.35
6	$58.35
7	$58.35
8	$58.35
9	$58.35
10	$58.35
11	$58.35
12	$58.35

Total	$700.20

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$11.41
2	$11.38
3	$11.36
4	$11.34
5	$11.32
6	$11.29
7	$11.27
8	$11.25
9	$11.22
10	$11.20
11	$11.18
12	$11.15

Total	$135.37

****	The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$54.13
2	$54.02
3	$53.91
4	$53.80
5	$53.70
6	$53.59
7	$53.48
8	$53.37
9	$53.26
10	$53.15
11	$53.04
12	$52.93

Total	$642.38

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$12,213.04
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$8,901.04

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$9,781.91
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$626.16
-
Mortality and Expense Charge***	$118.52
+
Hypothetical Rate of Return****	$651.28
=

Accumulated Value at the end of contract year 5	$12,430.51

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$52.18
2	$52.18
3	$52.18
4	$52.18
5	$52.18
6	$52.18
7	$52.18
8	$52.18
9	$52.18
10	$52.18
11	$52.18
12	$52.18

Total	$626.16

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$9.95
2	$9.94
3	$9.92
4	$9.91
5	$9.90
6	$9.88
7	$9.87
8	$9.86
9	$9.84
10	$9.83
11	$9.82
12	$9.80

Total	$118.52

****	The hypothetical rate of return is 6%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$54.67
2	$54.60
3	$54.53
4	$54.46
5	$54.38
6	$54.31
7	$54.24
8	$54.17
9	$54.09
10	$54.02
11	$53.94
12	$53.87

Total	$651.28

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$12,430.51
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$9,118.51

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 5

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$10,780.99
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$657.36
-
Mortality and Expense Charge***	$150.64
+
Hypothetical Rate of Return****	$1,228.77
=

Accumulated Value at the end of contract year 5	$13,943.76

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$54.82
2	$54.81
3	$54.80
4	$54.80
5	$54.79
6	$54.78
7	$54.78
8	$54.77
9	$54.76
10	$54.76
11	$54.75
12	$54.74

Total	$657.36

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$12.42
2	$12.45
3	$12.47
4	$12.49
5	$12.52
6	$12.54
7	$12.56
8	$12.59
9	$12.61
10	$12.64
11	$12.66
12	$12.69

Total	$150.64

****	The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$101.34
2	$101.53
3	$101.72
4	$101.91
5	$102.10
6	$102.29
7	$102.49
8	$102.68
9	$102.88
10	$103.08
11	$103.27
12	$103.48

Total	$1,228.77

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$13,943.76
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$10,631.76

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a level death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$10,905.17
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$587.35
-
Mortality and Expense Charge***	$131.80
+
Hypothetical Rate of Return****	$1,244.80
=

Accumulated Value at the end of contract year 5	$14,172.82

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$48.99
2	$48.98
3	$48.97
4	$48.97
5	$48.96
6	$48.95
7	$48.94
8	$48.93
9	$48.93
10	$48.92
11	$48.91
12	$48.90

Total	$587.35

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$10.83
2	$10.86
3	$10.89
4	$10.91
5	$10.94
6	$10.97
7	$11.00
8	$11.02
9	$11.05
10	$11.08
11	$11.11
12	$11.14

Total	$131.80

****	The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$102.32
2	$102.57
3	$102.83
4	$103.08
5	$103.34
6	$103.59
7	$103.85
8	$104.11
9	$104.38
10	$104.64
11	$104.91
12	$105.18

Total	$1,244.80

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$14,172.82
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$10,860.82

Note: The surrender value calculation would not differ for other years.

Narrative for the Hypothetical Illustration 6

I. The guaranteed illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$10,701.84
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$700.20
-
Mortality and Expense Charge***	$149.52
+
Hypothetical Rate of Return****	$1,219.27
=

Accumulated Value at the end of contract year 5	$13,813.39

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The charge at the end of each month is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$58.35
2	$58.35
3	$58.35
4	$58.35
5	$58.35
6	$58.35
7	$58.35
8	$58.35
9	$58.35
10	$58.35
11	$58.35
12	$58.35

Total	$700.20

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$12.35
2	$12.37
3	$12.39
4	$12.41
5	$12.43
6	$12.45
7	$12.47
8	$12.49
9	$12.51
10	$12.53
11	$12.55
12	$12.57

Total	$149.52

****	The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .65%. The average annual portfolio fees and expenses are calculated based on the average of the management fees for all sub-accounts plus the average of other expenses for all sub-accounts. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$100.72
2	$100.88
3	$101.04
4	$101.20
5	$101.36
6	$101.52
7	$101.68
8	$101.84
9	$102.01
10	$102.17
11	$102.34
12	$102.51

Total	$1,219.27

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$13,813.39
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$10,501.39

Note: The surrender value calculation would not differ for other years.

II. The current illustrated values for the fifth policy year have been calculated in the following manner:

Premium Outlay:

The premium outlay is the scheduled premium paid annually.

Death Benefit:

The death benefit is a variable death benefit of $225,000.

Accumulated Value:

Accumulated Value at the end of contact year 4	$10,828.45
+
Premium at the beginning of month 1 in the 5th year*	$3,000.00
-
Sales Expense Charge**	$150.00
-
Administrative Charge (sum of charges for the 5th year)***	$108.00
-
Cost of Insurance Charge***	$626.16
-
Mortality and Expense Charge***	$130.88
+
Hypothetical Rate of Return****	$1,235.74
=

Accumulated Value at the end of contract year 5	$14,049.15

*	The premium is an annual premium. We assume the premium to be paid at the beginning of month 1 in each year.
**	Sales Expense Charge is a charge of 5% of each premium payment. One payment was made during the 5th contract year.
***	The Administrative Charge is an end of the month deduction from the Accumulated Value. The end of the month charge is $9.00.

The Cost of Insurance Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$52.18
2	$52.18
3	$52.18
4	$52.18
5	$52.18
6	$52.18
7	$52.18
8	$52.18
9	$52.18
10	$52.18
11	$52.18
12	$52.18

Total	$626.16

The Mortality and Expense Charge is an end of the month deduction from the Accumulated Value. The end of the month charges for the 5th year are:

Month	Monthly Charge
1	$10.77
2	$10.80
3	$10.82
4	$10.85
5	$10.87
6	$10.89
7	$10.92
8	$10.94
9	$10.97
10	$10.99
11	$11.02
12	$11.04

Total	$130.88

****	The hypothetical rate of return is 10%. The average annual portfolio fees and expenses are .65%. The net returns illustrated for the 5th year are:

Month	Monthly Net Returns
1	$101.73
2	$101.95
3	$102.17
4	$102.40
5	$102.63
6	$102.85
7	$103.08
8	$103.32
9	$103.55
10	$103.78
11	$104.02
12	$104.26

Total	$1,235.74

Cash Surrender Value:

Accumulated Value at the end of contract year 5	$14,049.15
-
The surrender charge for the 5th year	$3,312.00
=

Cash Surrender Value at the end of contract year 5	$10,737.15

Note: The surrender value calculation would not differ for other years.